Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 June 1, 2008 - June 30, 2008

MONTHLY OPERATING REPORT

DEBTORS’ ADDRESSES:	Homebanc Mortgage Corporation (Case No. 07-11079) Five Concourse Parkway, Suite 3000 Atlanta, GA 30328

HomeBanc Corp. (Case No. 07-11080) Five Concourse Parkway, Suite 3000 Atlanta, GA 30328

HomeBanc Funding Corporation (Case No. 07-11081) Five Concourse Parkway, Suite 3000 Atlanta, GA 30328

HomeBanc Funding Corporation II (Case No. 07-11082) Five Concourse Parkway, Suite 3000 Atlanta, GA 30328

HMB Acceptance Corporation (Case No. 07-11083) Five Concourse Parkway, Suite 3000 Atlanta, GA 30328

HMB Mortgage Partners, LLC (Case No. 07-11084) Five Concourse Parkway, Suite 3000 Atlanta, GA 30328

REPORT PREPARER: Subsidiaries	Homebanc Mortgage Corporation and Debtor
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.
Homebanc Mortgage Corporation, for itself and its subsidiary debtors; Debtors-in-Possession

	By:	/s/ Donald R. Ramon
Donald R. Ramon
Senior Vice President and Controller

Date: July 20, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 June 1, 2008 - June 30, 2008

TABLE OF CONTENTS

I.	Consolidating Balance Sheets (unaudited)	4

II.	Consolidating Statements of Operations (unaudited)	5

III.	Consolidating Statements of Cash Flows (unaudited)	6

IV.	Disbursements for Calculating U.S. Trustee Quarterly Fees	11

V.	Certifications	10

VI.	Summary of Post-petition Accounts Receivable and Accounts Payable, including Agings	12

VII.	Debtor Questionnaire	13

VIII.	Bank Account Summary	14

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 June 1, 2008 - June 30, 2008

Company Guide for Financial Statement Abreviations

The consolidated financial statements for HomeBanc Corporation and its subsidiary contain both debtor and non-debtor entities. Listed below is a guide to the company abreviations contained in the financial statements.

Abbreviation	Company Name	Debtor or Non Debtor
HBMC	HomeBanc Mortgage Corporation	Debtor
HBFCI	HomeBanc Funding Corporation	Debtor
HBFCII	HomeBanc Funding Corporation II	Debtor
HMB	HomeBanc Corporation	Debtor
HBMT 2004-1	HomeBanc Mortgage Trust 2004-1	Non-Debtor
HBMT 2004-2	HomeBanc Mortgage Trust 2004-2	Non-Debtor
HBMT 2005-1	HomeBanc Mortgage Trust 2005-1	Non-Debtor
HBMT 2005-2	HomeBanc Mortgage Trust 2005-2	Non-Debtor
HBMT 2005-3	HomeBanc Mortgage Trust 2005-3	Non-Debtor
HBMT 2005-4	HomeBanc Mortgage Trust 2005-4	Non-Debtor
HBMT 2005-5	HomeBanc Mortgage Trust 2005-5	Non-Debtor
HBMT 2006-2	HomeBanc Mortgage Trust 2006-2	Non-Debtor
HBAC	HomeBanc Acceptance Corporation	Debtor
HBTP	HomeBanc Title Partners	Non-Debtor
MI Captive	MI Captive	Non-Debtor
HMB Mortgage Partners	HMB Mortgage Partners	Debtor

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 June 1, 2008 - June 30, 2008

CONSOLIDATING BALANCE SHEETS (unaudited)

AS OF June 30, 2008

(Dollars in Thousands)

	TRS	HBFC I	HBFC II	HBC	HBAC	Elimination	HMB Consolidated
Assets
Cash	4,346	473	781	(2,032)	(460)		3,108
Restricted cash	—	—	—	—	—		—
Mortgage loans held for sale, net	1,560	—	—	—	—	—	1,560
Mortgage loans held for investment, net of allowance	—	—	—	—	—		—
Mortgage servicing rights	—	—	—	—	—		—
Receivable from custodian	—	—	—	—			—
Trading securities	500						500
Securities available for sale	—	—	—	—	—		—
Securities held to maturity	—	—	—	—	—		—
Accrued interest receivable	—	—	—	—			—
Premises and equipment, net	—	—	—	—	—		—
Goodwill, net	—	—	—	—	—		—
Deferred tax asset, net	—	—	—	—	—		—
Accounts receivable from affiliates	—	8,358	—	30,309	—	(38,667)	—
Investment in subsidiaries	—	—	—	393,947	—	(393,947)	—
Other assets	11,962	—	—		—		11,962

Total assets	18,368	8,831	781	422,224	(460)	(432,614)	17,130

Liabilities and shareholders’ equity
Warehouse lines of credit	—				—		—
Repurchase agreements	—			—			—
Loan funding payable	1,478	—	—	—	—		1,478
Accrued interest payable	—	—	—	—			—
Accrued expenses	5,545	—	—	—	—		5,545
Other accounts payable	—	—	—	—	—		—
Accounts payable to affiliates	38,157	—	969		(460)	(38,666)	—
Collateralized debt obligations	—	—	—		—		—
Junior subordinated debentures representing obligation	—			175,260			175,260

Total liabilities	45,180	—	969	175,260	(460)	(38,666)	182,283
Minority interest	64	—	—	—	—		64
Shareholders’ equity:
Preferred stock	—	—	—	47,992	—		47,992
Common stock	—	—	—	571	—		571
Additional paid-in capital	393,898	25	25	278,865	—	(393,948)	278,865
Accumulated deficit	(420,774)	8,806	(213)	(62,560)	—		(474,741)
Treasury stock	—	—	—	(17,904)	—		(17,904)
Accumulated other comprehensive (loss) income	—	—	—	—	—	—	—

Total shareholders’ equity	(26,876)	8,831	(188)	246,964	—	(393,948)	(165,217)

Total liabilities and shareholders’ equity	18,368	8,831	781	422,224	(460)	(432,614)	17,130

Note: Company abreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 June 1, 2008 - June 30, 2008

CONSOLIDATING STATEMENTS OF OPERATIONS (unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2008

(Dollars in Thousands)

	TRS	HBFC I	HBFC II	HBC	HMB Consolidated
Revenue:
MBS Interest Income	805				805
Other Miscellaneous Income	390				390

Total Revenue	1,195	—	—	—	1,195
Expenses:
Professionals	3,458				3,458
Insurance	575				575
Contract Personnel	263				263
Data Facility	—				—
Compensation and Benefits	312				312
Financial Systems	122				122
Record Storage	59				59
Medical Insurance Run-Off Payments	202				202
Loan Sales Expense	146				146
US Trustee Fees	47				47
Office Rental	47				47
Other Misc Operating Expenses	5,441				5,441

Total Expenses	10,670	—	—	—	10,670
Income tax expense	—	—	—	—	—

Net loss	(9,475)	—	—	—	(9,475)

Note: Company abreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 June 1, 2008 - June 30, 2008

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2008

(Dollars in Thousands)

June 30, 2008
Operating activities
Net loss	$(9,475)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Decrease in mortgage loans held for sale, net	3,851
Decrease in other assets	1,398
Decrease in other liabilities	(55)

Net cash (used in) provided by operating activities	$(4,281)
Investing activities
Net cash provided by (used in) investing activities	$—
Financing activities
Net cash (used in) provided by financing activities	$—

Net decrease in cash	(4,281)
Cash and cash equivalents at beginning of period	7,389

Cash and cash equivalents at end of period	$3,108

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 June 1, 2008 - June 30, 2008

HBMC BALANCE SHEETS (unaudited)

AS OF June 30, 2008

(Dollars in Thousands)

	HBMC	HB Title Partners	MI Captive	HB Mortgage Partners	Elimination	HBMC Consolidated
Assets
Cash	4,059	176	—	111		4,346
Restricted cash	—	—	—	—		—
Mortgage loans held for sale, net	1,560	—	—	—		1,560
Mortgage loans held for investment, net	—	—	—	—		—
Mortgage servicing rights, net	—	—	—	—		—
Trading securities	500	—	—	—		500
Accrued interest receivable	—	—	—	—		—
Premises and equipment, net	—	—	—	—		—
Goodwill, net	—	—	—	—		—
Deferred tax asset, net	—	—	—	—		—
Other assets	5,841	—	6,121	—		11,962
A/R from affiliates - ELIMINATED	—	4,246	571	77	(4,894)	—
Investment in subsidiaries - ELIMINATED	751	—	—	—	(751)	—

Total assets	12,711	4,422	6,692	188	(5,645)	18,368

Liabilities and shareholders equity
Warehouse lines of credit	—	—	—	—		—
Repurchase agreements	—					—
Loan funding payable	1,478	—	—	—		1,478
Accrued interest payable	—	—	—	—		—
Accounts payable to affiliates	43,051	—	—		(4,894)	38,157
Other liabilities	5,545	—	—	—		5,545
Deferred tax liability		—	—	—	—	—

Total liabilities	50,074	—	—	—	(4,894)	45,180
Minority interest	—	36	—	28		64
Shareholders’ equity:
Additional paid-in capital	393,898	159	658	56	(873)	393,898
Accumulated deficit	(431,261)	4,227	6,034	104	122	(420,774)
Accumulated other comprehensive income	—	—	—	—		—

Total shareholder’s equity	(37,363)	4,386	6,692	160	(751)	(26,876)

Total liabilities and shareholder’s equity	12,711	4,422	6,692	188	(5,645)	18,368

Note: Company Abreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 June 1, 2008 - June 30, 2008

HBMC STATEMENTS OF OPERATIONS (unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2008

(Dollars in Thousands)

	HBMC	HB Title Partners	MI Captive	HB Mortgage Partners	HBMC Consolidated
Revenue:
MBS Interest Income	805				805
Other Miscellaneous Income	390				390

Total Revenue	1,195	—	—	—	1,195
Expenses
Professionals	3,458				3,458
Insurance	575				575
Contract Personnel	263				263
Data Facility	—				—
Compensation and Benefits	312				312
Financial Systems	122				122
Record Storage	59				59
Medical Insurance Run-Off Payments	202				202
Loan Sales Expense	146				146
US Trustee Fees	47				47
Office Rental	47				47
Other Misc Operating Expenses	5,441				5,441

Total Expenses	10,670	—	—	—	10,670
Income tax expense	—	—	—	—	—

Net loss	(9,475)	—	—	—	(9,475)

Note: Company abreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 June 1, 2008 - June 30, 2008

HBMC STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2008

(Dollars in Thousands)

June 30, 2008
Operating activities
Net loss	$(9,475)
Adjustments to reconcile net loss to net cash used in operating activities:
Decrease in mortgage loans held for sale, net	3,851
Net change in funds due from/to affiliates	3,873
Decrease in other assets	1,398
Decrease in other liabilities	(55)

Net cash used in operating activities	(408)
Investing activities
Net cash used in investing activities	—
Financing activities

Net cash provided by financing activities	—

Net decrease in cash	(408)
Cash and cash equivalents at beginning of period	4,754

Cash and cash equivalents at end of period	$4,346

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 June 1, 2008 - June 30, 2008

V. Certifications

A. Bank Reconciliation Certification

The undersigned verifies that, to the best of my knowledge, all of the Debtors’ June 30, 2008 bank balances have been reconciled in an accurate and timely manner.

B. Post-petition Taxes Certification

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.

Homebanc Mortgage Corporation, for itself and its subsidiary debtors; Debtors-in-Possession

By:	/s/ Donald R. Ramon
Donald R. Ramon
Senior Vice President and Controller

Date: July 20, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 June 1, 2008 - June 30, 2008

IV. Disbursements for Calculating U.S. Trustee Fees (Dollars in Thousands)

	HomeBanc Mortgage Corporation	HomeBanc Corp	HomeBanc Funding Corporation	HomeBanc Funding Corporation II	HMB Acceptance Corporation	HMB Mortgage Partners, LLC
Total disbursements during the current month	$4,386	$8	$—	$—	$—	$—
LESS: Transfers to Debtor-in-Possession Accounts	—	—	—	—	—	—
PLUS: Estate Disbursements made by Outside Sources (i.e. from Escrow Accounts)	—	—	—	—	—	—

Total - Disbursements for Calculating U.S. Trustee Quarterly Fees	$4,386	$8	$—	$—	$—	$—

Note: Cash disbursements are made from HomeBanc Mortgage Corporation only

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 June 1, 2008 - June 30, 2008

VI. Summary of Post-petition Accounts Receivable and Accounts Payable, including Agings (Dollars in Thousands)

Accounts Receivable Agings as of Current Month-end

Amount
Current (due during next 30 days)	—
Past Due 1-30 Days	—
Past Due 31-60 Days	—
Past Due 61-90 Days	—
Past Due Over 90 Days	—
Open Receivables (non-aged)	—

Total Accounts Receivable	$—

Post-petition Accounts Payable as of Current Month-end

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total

Accounts Payable - Trade	$—	$—	$—	$—	$—	$—

Note: all post-petition trade payable invoices received were paid as of month end

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 June 1, 2008 - June 30, 2008

VII. Debtor Questionnaire

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		XXX

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide and explanation below.		XXX

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	XXX

4. Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.	XXX

Notes:

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 June 1, 2008 - June 30, 2008

Bank Account Summary

See attached sheets that follow

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 June 1, 2008 - June 30, 2008

Bank Account Name	Account Owner	Account Number	Ledger Balance
			(amounts in 000’s)
Wachovia Master Cash	HBMC	2080000697499/2000036086601/ 2080000697596	2,130
Wachovia Wind Down Budget DIP	HBMC	2000036086203	(426)
JPMC Operating	HBMC	113207618	(745)
Wachovia - Restricted Cash Dekalb Co.	HBMC	2000036086656	43
JPMC Liquid Funding Collection	HBMC	709382329	10
JPMC Aggregation Collection	HBMC	730142627	3,047
HomeBanc Title Partners Operating	HB Mtg Partners	Non-Debtor	176
Wachovia Operating	HBMP	2000032602937	111
Wachovia Master Cash	HBFCI	2000015260642	473
Wachovia Master Cash	HBFCII	2000015260655	781
Wachovia Master Cash	HMB	2000016950090	(2,823)
JPMC - Operating	HMB	1133398359	82
JPMC MBS Settlement Clearing	HMB	66656222	709
Wachovia Master Cash	HBAC	2000015260846	(460)

			3,108

Bank Reconciliation Certification

The undersigned verifies that, to the best of my knowledge, all of the Debtors’ June 30, 2007 bank balances have been reconciled in an accurate and timely manner.

Homebanc Mortgage Corporation, for itself and its subsidiary debtors in possession

By:	/s/ Donald R. Ramon
Donald R. Ramon
Senior Vice President and Controller

Date: July 20, 2008